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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 24, 2007

                           GRANITE MASTER ISSUER PLC
             (Exact name of registrant as specified in its charter)
                               England and Wales
                 (State or other jurisdiction of incorporation)
                                   333-139778
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                              +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE TRUSTEES LIMITED
             (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                 (State or other jurisdiction of incorporation)
                                 333-139778-02
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                    (Address of principal executive offices)
                              +44 (0)1534 609 333
              (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
             (Exact name of registrant as specified in its charter)
                               England and Wales
                 (State or other jurisdiction of incorporation)
                                 333-139778-01
                            (Commission File Number)
                                 Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                              +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

            Not applicable.

(b)   Pro forma financial information:

            Not applicable.

(c)   Shell Company Transactions:

            Not applicable

(d)   Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement

4.1.1             First Amended Global Intercompany Loan Agreement

4.1.2             Loan Tranche Supplement

4.2               Eleventh Amended Mortgages Trust Deed

4.4.2             Issuer Deed of Accession

4.4.3             Issuer Deed of Accession

4.6.2             Ninth Supplemental Trust Deed

4.9               Ninth Amended Cash Management Agreement

10.1.1            Issuer Interest Rate Swap Agreement

10.2              Issuer Dollar Currency Swap Agreement

10.3              Issuer Euro Currency Swap Agreement

10.4.2            Start-up Loan Supplement

10.5.1            Programme Master Definitions Schedule

10.5.2            Issuer Master Definitions Schedule

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


Date:    January 29, 2007
                                     GRANITE MASTER ISSUER PLC


                                     By:     L.D.C. Securitisation Director
                                             No. 1 Limited
                                     By:     /s/ Sharon Tyson
                                     Name:   Sharon Tyson
                                     Title:  Director



Date:    January 29, 2007
                                     GRANITE FINANCE FUNDING 2 LIMITED


                                     By:     L.D.C. Securitisation Director
                                             No. 1 Limited
                                     By:     /s/ Sharon Tyson
                                     Name:   Sharon Tyson
                                     Title:  Director

Date:    January 29, 2007
                                     GRANITE FINANCE TRUSTEES LIMITED


                                     By:     /s/ Daniel Le Blancq
                                     Name:   Daniel Le Blancq
                                     Title:  Director

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                                 EXHIBIT INDEX

                   The following exhibits are filed herewith:


Exhibit No.

1.1               Underwriting Agreement

4.1.1             First Amended Global Intercompany Loan Agreement

4.1.2             Loan Tranche Supplement

4.2               Eleventh Amended Mortgages Trust Deed

4.4.2             Issuer Deed of Accession

4.4.3             Issuer Deed of Accession

4.6.2             Ninth Supplemental Trust Deed

4.9               Ninth Amended Cash Management Agreement

10.1.1            Issuer Interest Rate Swap Agreement

10.2              Issuer Dollar Currency Swap Agreement

10.3              Issuer Euro Currency Swap Agreement

10.4.2            Start-up Loan Supplement

10.5.1            Programme Master Definitions Schedule

10.5.2            Issuer Master Definitions Schedule